Loans and Allowance for Loan Losses - Schedule Of Non-Accrual And Past Due Loans (Details) - USD ($) $ in Thousands	Mar. 31, 2016	Dec. 31, 2015
Loans and Leases Receivable Disclosure [Abstract]
Nonaccrual loans, including nonaccrual impaired loans	$ 34,253	$ 35,512
TDRs on accrual	28,695	28,939
Impaired loans on accrual	0	1,423
Total impaired loans	$ 62,948	$ 65,874